SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - February 12, 1999


                         FLORIDA PANTHERS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   1-13173                     65-0676005
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(State or Other Jurisdiction of   (Commission                 (IRS Employer
         Incorporation)            File Number)              Identification No.)


450 East Las Olas Boulevard, Fort Lauderdale, Florida                    33301
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     (Address of Principal Executive Offices)                         (Zip Code)


                                 (954) 712-1300
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               (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On February 12, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


              (c)       Exhibits

                        Exhibit No.                          Description
                        -----------                       -------------------
                        99.1                              Press release dated
                                                          February 12, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FLORIDA PANTHERS HOLDINGS, INC.


Date:    February 16, 1999                            By: WILLIAM M. PIERCE
                                                          -----------------
                                                          William M. Pierce
                                                          Senior Vice President,
                                                          Treasurer and Chief
                                                          Financial Officer